SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                             October 31, 2003


                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               1-8491                             82-0126240
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     (Commission File Number)         (IRS Employer Identification No.)


  6500 North Mineral Drive, Suite 200
  Coeur d'Alene, Idaho                                     83815-9408
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  (Address of principal executive offices)                 (Zip Code)


                                 (208) 769-4100
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                         (Registrant's Telephone Number)


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Item 5.  Other Events

         The following information is being furnished under Item 5 of Form 8-K:
On October 31, 2003, Hecla Mining Company (the "Company") issued a news release regarding an environmental liability accrual it will be taking in the third quarter. The News Release is attached hereto as Exhibit 99 to this Form 8-K and is incorporated herein by reference.




                                    SIGNATURE
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         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HECLA MINING COMPANY



                                        By: /s/ Michael B. White
                                            -----------------------------------
                                            Name:  Michael B. White
                                            Title: Corporate Secretary


Dated:  October 31, 2003















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                                  EXHIBIT INDEX



Exhibit No.                             Title
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Exhibit 99 -   Hecla Mining Company News Release dated October 31, 2003




























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